UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 18, 2024, Wrap Technologies, Inc. (the “Company”) received a notice (the “Initial Notice”) from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that as it has not yet filed its Annual Report on Form 10-K (the “Form 10‑K”) for the year ended December 31, 2023, the Company is not in compliance with Listing Rule 5250(c)(1) (the “Listing Rule”) for continued listing on Nasdaq. Additionally, on May 17, 2024, the Company received a notice (the “May Notice") from Nasdaq notifying the Company that as it has not yet filed its Quarterly Report on Form 10-Q (the “Q1 Form 10‑Q”) for the three months ended March 31, 2024, that the Company is not in compliance with the Listing Rule.

On August 16, 2024, the Company received a notice (the “August Notice," and collectively with the Initial Notice and the May Notice, the “Notices”) from Nasdaq notifying the Company that as it has not yet filed its Quarterly Report on Form 10-Q (the “Q2 Form 10‑Q,” and collectively with the Form 10-K and Q1 Form 10-Q, the “Delinquent Filings”) for the six months ended June 30, 2024, that the Company is not in compliance with the Listing Rule for continued listing on Nasdaq

The Company previously submitted a plan to Nasdaq to regain compliance with respect to the delinquent Form 10-K and Q1 Form 10-Q (the “Plan”), and Nasdaq granted an exception until August 30, 2024, to file the delinquent Form 10-K and Q1 Form 10-Q. Pursuant to the August Notice, the Company is required to submit an update to the Plan to Nasdaq no later than September 3, 2024, to regain compliance with respect to the filing requirements. Nasdaq may grant the Company an additional exception of up to a maximum of 180 calendar days from the filing due date of the Form 10-K to file all Delinquent Filings, or until October 14, 2024, to regain compliance.

The August Notice has no immediate effect on the listing of the Company’s common stock. The Company is currently evaluating its options for regaining compliance. There can be no assurance that the Company will regain compliance with the Nasdaq’s rules or maintain compliance with any of the other Nasdaq continued listing requirements.

Item 8.01 Other Events.

On August 21, 2024, the Company issued a press release announcing its receipt of the August Notice. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 21, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: August 21, 2024	By:	/s/ Scot Cohen
Scot Cohen
Chief Executive Officer